 Exhibit 10.18

TECHNOLOGY AND SERVICES EXCHANGE AGREEMENT

THIS TECHNOLOGY AND SERVICES EXCHANGE AGREEMENT (this “Agreement”) is dated February 17, 2021, is effective as of the Effective Time (defined below) and is entered into by and among Quantum-Si Incorporated (“Quantum-Si”) and each entity set forth on the signature pages hereto (each such entity is a “Participant”), and any additional entities that become Participants in accordance with Section 5.

1.            DEFINITIONS

“Confidential Information” means information, ideas, data or know-how, whether provided in written, oral, visual or other form, and whether provided affirmatively by one party to another pursuant to this Agreement, or indirectly through access to facilities, equipment or materials shared by the parties. Confidential Information shall not include any such information, idea, data or know-how that (i) is already known to the receiving party (other than under an obligation of confidentiality) at the time of disclosure, (ii) is or becomes generally available to the public other than through any act or omission of the receiving party, (iii) is disclosed to the receiving party by a third party who had no separate nondisclosure obligation in respect of such information, idea, data or know-how, or (iv) is independently discovered or developed by or on behalf of the receiving party without use of the Confidential Information of the disclosing party.

“Effective Time” means the effective time of any merger in which Quantum-Si is a constituent party, and the other party to such merger is either (i) a corporate entity, the securities of which are listed on a public exchange or (ii) a direct or indirect parent company or subsidiary of a corporate entity, the securities of which are listed on a public exchange.

“Non-Core Technologies” means, with respect to Quantum-Si or a Participant, any technology, information or equipment owned or otherwise controlled by Quantum-Si or such Participant, respectively, that are not specifically related to the core business area of Quantum-Si or such Participant, respectively. Non-Core Technologies may include, without limitation, software, hardware, electronics, fabrication and supplier information, vendor lists and contractor lists.

2.            NON-CORE TECHNOLOGY SHARE

2.1            Any Participant may, in its sole discretion, permit Quantum-Si to use such Participant’s Non-Core Technologies as set forth in a written work order entered into by and between Quantum-Si and such Participant pursuant to (and subject to) this Agreement, that describes at least (i) the Non-Core Technologies permitted to be used, (ii) the terms of such use and restrictions with respect to such use, (iii) any fees or other compensation payable for such use, which shall be fair market value, (iv) payment terms, and (iv) such other terms as the two parties may agree (each a “Technology Work Order”). Quantum-Si may, in its sole discretion, permit a Participant to use Quantum-Si’s Non-Core Technologies as set forth in a Technology Work Order entered into by and between Quantum-Si and such Participant. Each Technology Work Order is subject to and governed by the terms of this Agreement. In the event of a conflict between the terms of a Technology Work Order and the terms of this Agreement, the terms of this Agreement shall take precedence.

2.2            Each party will use no less than reasonable care in its use of the other party’s shared Non-Core Technologies, and, subject to the terms of the applicable Technology Work Order and this Agreement, shall not share such Non-Core Technologies with any other party or any third party (except for consultants and contractors for use on such party’s behalf). In addition, each party may allow third parties to use the other party’s Non-Core Technologies subject to the terms of the applicable Technology Work Order, but in any case only in the same manner such party is allowed to use the same under the applicable Technology Work Order to the extent such technologies are embedded in or required for the use by such third parties of such party’s own products or services.

2.3            For avoidance of doubt, as among the parties and any third party receiving the shared Non-Core Technology directly or indirectly from a receiving party, ownership of Non-Core Technologies (and all intellectual property rights therein) shall remain with the party that originally shared such Non-Core Technologies.

3.            SHARED SERVICES

3.1            Subject to the terms of this Agreement, Quantum-Si may, in its sole discretion, permit a Participant to engage the personnel of Quantum-Si, and any Participant may, in its sole discretion, permit Quantum-Si to engage the personnel of such Participant, in either case to perform professional, technical or consulting services for such party as shall be set forth in a written work order entered into by and between Quantum-Si and such Participant pursuant to (and referring to) this Agreement that, at least, identifies and describes (i) the personnel to perform the services, (ii) the services to be provided, (iii) the fees or other compensation payable for such services, which shall be fair market value, (iv) payment terms, and (v) such other terms as the two parties may agree (each a “Services Work Order”). Notwithstanding anything to the contrary in this Agreement or in any Service Work Order or Technology Work Order, no personnel engaged under this Agreement may solicit, perform, or provide, or attempt to perform or provide any services that compete directly or indirectly with the core business area of the Originating Participant. Each Services Work Order is subject to and governed by the terms of this Agreement. In the event of a conflict between the terms of a Services Work Order and the terms of this Agreement, the terms of this Agreement shall take precedence.

3.2            Subject to Section 3.1, unless otherwise agreed to by Quantum-Si and the Participant in the Services Work Order, all rights, title and interest in and to any inventions, works-of-authorship, idea, data or know-how invented, made, created or developed by the personnel (employees, contractors or consultants) of the party in the course of conducting services for the other party pursuant to a Services Work Order (the “Recipient Participant”) shall be owned by the Recipient Participant (“Created IP”). Each Originating Participant (defined below) hereby makes any assignments necessary to accomplish the foregoing ownership provision, and agrees to execute any documents reasonably requested by the Recipient Participant to further effect or provide evidence of such assignment. Each party agrees that it has and will have appropriate agreements with all of its personnel to fully effect the provisions of this Section 3.2. Unless otherwise agreed to by Quantum-Si and the Participant in the Services Work Order, each Recipient Participant hereby grants to the party that had its personnel provide the services that resulted in the creation of the Created IP (the “Originating Participant”) a royalty-free, perpetual, limited, worldwide, non-exclusive, sublicensable (and with respect to software, sublicensable in object code only) license to utilize the Created IP only in the core business field of the Originating Participant, including the license to create and use derivative works based on the Created IP in the Originating Participant’s core business field, subject to any restrictions as may be set forth in this Agreement and the applicable Services Work Order. Notwithstanding the foregoing, Quantum-Si and each Participant agree that no Recipient Participant will use Created IP to compete directly or indirectly in the core business area of the Originating Participant.

3.3            Each party agrees that all of its personnel who conduct any services hereunder for a Recipient Participant may be required by the Recipient Participant to enter into a consulting agreement, a nondisclosure agreement, a non-solicitation agreement and/or a noncompetition agreement with the Recipient Participant with respect to the core business field of the Recipient Participant, as reasonably determined by the Recipient Participant. In the event that the obligations of each such personnel under this Agreement conflict with the obligations of such personnel under such consulting agreement and/or noncompetition agreement, as the case may be, the obligations of such personnel under this Agreement shall take precedence. Notwithstanding the foregoing, unless expressly permitted under this Agreement, if any obligations of such personnel under any such consulting agreement, non-disclosure agreement and/or noncompetition agreement conflict with the obligations of such personnel’s employment agreement, the obligations of such employment agreement shall take precedence.

4.            CONFIDENTIAL INFORMATION

Each of the parties recognizes that the Confidential Information of each other party constitutes highly valuable and proprietary confidential information. Each party agrees that it will keep confidential, and will cause its employees, consultants, designees and affiliates to keep confidential, all Confidential Information of the other parties during the term of this Agreement and for a period of ten (10) years thereafter. Each party shall use Confidential Information of the other parties only to conduct its business. Each party will disclose Confidential Information of another party only to its employees, consultants, designees and affiliates on a “need-to-know” basis. Such disclosures shall only be made to the extent any such persons receiving the other party’s Confidential Information are bound by written confidentiality obligations to maintain the confidentiality thereof and not to use such Confidential Information except as permitted by this Agreement. Without limiting the foregoing, each party may disclose information to the extent such disclosure is reasonably necessary to comply with applicable laws, regulations or court orders. Each party shall take such action to preserve the confidentiality of the other parties’ Confidential Information as it would customarily take to preserve the confidentiality of its own Confidential Information, using, in all such circumstances, not less than reasonable care. Each party, upon the request of the other party but subject to such requested party’s rights under Section 7.3 will return all the Confidential Information disclosed or transferred to it by the other party pursuant to this Agreement within sixty (60) days of such request or, if earlier, the termination or expiration of this Agreement. Each party, as receiving party, will comply with any and all third party restrictions placed on the disclosing party of which it was made aware by the disclosing party with respect to the use or disclosure of Confidential Information of the disclosing party.

5.            ADDITIONAL PARTICIPANTS.

5.1            Additional entities may be added as Participants to this Agreement by executing and delivering additional joinder counterpart signature pages to this Agreement signed by such new Participant and by Quantum-Si, and such entity shall be deemed a “Participant” for all purposes hereunder. No action or consent by the other Participants shall be required for such joinder to this Agreement by such additional Participant.

5.2            Quantum-Si shall not permit any entity to become a Participant if any material portion of such new entity’s business directly overlaps with the core business field of an existing Participant, unless such existing Participant consents to such addition.

6.            DISCLAIMER; NON-RELIANCE.

EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NONE OF THE PARTIES MAKE ANY WARRANTIES TO ANY OF THE OTHER PARTIES WITH RESPECT TO THE SERVICES, TECHNOLOGIES OR INFORMATION PROVIDED OR SHARED UNDER THIS AGREEMENT, EITHER EXPRESS OR IMPLIED, AND THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. EACH PARTY HEREBY CONFIRMS THAT IN ENTERING INTO THIS AGREEMENT OR RECEIVING ANY SERVICES OR INFORMATION HEREUNDER, IT DID NOT RELY AND DOES NOT RELY ON ANY INFORMATION, REPRESENTATION OR WARRANTY OF ANY KIND NOT SPECIFICALLY MADE IN THIS AGREEMENT.

7.            TERM AND TERMINATION

7.1            Term; Expiration. Unless terminated earlier as permitted herein, the term of this Agreement commences upon the Effective Time and expires on the fifth (5th) anniversary thereof, and thereafter shall automatically be extended for up to five (5) additional and consecutive one-year renewal terms. For the avoidance of doubt, this Agreement shall not be effective if the Effective Time does not occur.

7.2            Termination. Each Participant may terminate this Agreement with respect to its involvement as a Participant by providing written notice of such termination to Quantum-Si at least 30 days prior to the date of termination. Quantum-Si may terminate this Agreement for any reason or no reason by providing written notice of such termination to the other Participants at least 30 days prior to the date of termination.

7.3            Survival. Remedies for breach, rights to accrued payments and Sections 2.2, 2.3, 3.2, 4, 6, 7.3 and 8 shall survive any termination or expiration of this Agreement. For avoidance of doubt, upon termination or expiration of this Agreement with respect to Quantum-Si and a Participant, (i) unless set forth otherwise in a Technology Work Order, Quantum-Si or such Participant, as applicable, shall continue to have the right to utilize the Non-Core Technologies that were shared with it prior to such termination or expiration date and (ii) the license to Created IP shall survive termination.

8.            MISCELLANEOUS

8.1            Limitation of Liability. In no event shall any party be liable to any other party for any indirect incidental, punitive, special or consequential damages arising out of or relating to this Agreement, whether in contract, tort or otherwise, even if such party has been advised of such damages. The aggregate and cumulative liability of each party to each other party for all damages arising out of or relating to this Agreement shall in no event exceed the amounts paid and payable by such party to such other party under the Technology Work Order or Service Work Order (as applicable) under which the liability arose. Damages caused by a party’s breach of Section 4 or its violation of applicable laws are not limited by this Section 8.1.

8.2            Governing Law/Venue. The construction, validity, performance and effect of this Agreement will be governed by the laws of the State of Connecticut, without regard to provisions relating to conflicts of laws. Any controversy, dispute or claim arising out of, related to or in connection with this Agreement shall be submitted for resolution to the exclusive jurisdiction of the United States District Court for the District of Connecticut sitting in New Haven County, or if that court is unable to exercise jurisdiction for any reason, the Connecticut State Courts sitting in New Haven County. Each party hereby consents to the exclusive jurisdiction of the United States District Court for the District of Connecticut and the Connecticut state courts sitting in New Haven County. Accordingly, with respect to any such court action, each party: (A) submits to the personal jurisdiction of these courts; (B) waives any other requirement (whether imposed by statute, rule of court, or otherwise) with respect to personal jurisdiction or service of process; and (C) waives any objection to jurisdiction based on improper venue, improper jurisdiction, inconvenient forum, violation of public policy or any other basis. Each party expressly acknowledge that any breach or threatened breach of any of the terms and/or conditions set forth in Section 3.2 or 4 of this Agreement will result in substantial, continuing and irreparable injury to the non-breaching party. Therefore, in addition to any other relief to which the non-breaching party may be entitled, each party hereby agrees that the non-breaching party shall be entitled to temporary, preliminary and permanent injunctive or other equitable relief in the event of any such breach or threatened breach, without the need to post any bond.

8.3            Assignment. Except as specifically permitted hereunder, neither this Agreement nor any right or obligation hereunder may be assigned, delegated or otherwise transferred, in whole or part, by a party without the prior express written consent of the other parties. Each party may assign this Agreement in its entirety in connection with the sale of all or substantially all of its assets or business to which this Agreement relates or pursuant to a similar change of control or by operation of law. This Agreement binds the parties’ successors and permitted assigns.

8.4            Force Majeure. No party shall be deemed to be in breach of this Agreement, or otherwise be liable to any other party, by reason of any delay in performance, or non-performance, of any of its obligations pursuant to this Agreement to the extent that such delay or non-performance is due in whole or in part to any act, event, omission or accident beyond the reasonable control of that party, including, without limitation, any act of God or nature (including flood, earthquake, volcanic activity or other natural disaster), extreme adverse weather conditions, pandemic or epidemic (whether or not declared by a governmental entity), sabotage, fire, explosion, war, riot, act of terrorism and embargo.

8.5            Severability. If any provision(s) of this Agreement are or become invalid, are ruled illegal by any court of competent jurisdiction or are deemed unenforceable under then current applicable law from time to time in effect during the term hereof, it is the intention of the parties that such provision(s) be deemed to be severed from this Agreement and the remainder of this Agreement shall not be affected thereby.

8.6            Status. Nothing in this Agreement is intended or shall be deemed to constitute a partner, agency, employer-employee, or joint venture relationship among the parties. Each party renders services under a Services Work Order as an independent contractor and not as an employee of any other party.

8.7            Further Assurances. Each party agrees to execute, acknowledge and deliver such further instructions, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

8.8            Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.9            Entire Agreement. This Agreement and each Technology Work Order and Services Work Order sets forth the entire agreement between and among the parties and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any party or any of the parties’ agents, with respect to the subject matter hereof. For the avoidance of doubt, the terms of that certain Amended and Restated Technology Services Agreement dated November 11, 2020, entered into by and among Quantum-Si, 4Catalyzer Corporation and certain other Participants does not cover the subject matter of this Agreement and is not affected by this Agreement.

8.10          Miscellaneous. No provision of this Agreement may be waived, amended, modified or discharged unless the parties agree to the waiver, amendment, modification or discharge in writing. No waiver by either party at any time of any breach by the other party of any condition or provision of this Agreement to be performed by the other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. All descriptive headings in this Agreement are inserted for convenience only and shall be disregarded in construing or applying any provision of this Agreement. All notices required hereunder shall be in writing and shall be sent by (a) U.S. mail (first class), or (b) nationally recognized courier service (e.g., DHL, Federal Express), with all postage or delivery charges prepaid, and shall be addressed to the parties at their principal place of business and send to the attention of “Legal Department”, or such other address and person as may be furnished by notice in the manner set forth herein.

IN WITNESS WHEREOF, the parties have executed this Agreement, effective as of the Effective Time.

QUANTUM-SI INCORPORATED
PARTICIPANT

By:	/s/ Jonathan M. Rothberg, Ph.D.
Name:	Jonathan M. Rothberg, Ph.D.
Title:	Executive Chairman

[Signature Page to Technology and Services Exchange Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement, effective as of the Effective Time.

AI THERAPEUTICS, INC.
PARTICIPANT

By:	/s/ Alexander Magary
Name:	Alexander Magary
Title:	Assistant Secretary

[Signature Page to Technology and Services Exchange Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement, effective as of the Effective Time.

HYPERFINE RESEARCH, INC.
PARTICIPANT

By:	/s/ Alexander Magary
Name:	Alexander Magary
Title:	Assistant Secretary

[Signature Page to Technology and Services Exchange Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement, effective as of the Effective Time.

4BIONICS LLC
PARTICIPANT

By:	/s/ Alexander Magary
Name:	Alexander Magary
Title:	Assistant Secretary

[Signature Page to Technology and Services Exchange Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement, effective as of the Effective Time.

TESSERACT HEALTH, INC.
PARTICIPANT

By:	/s/ Alexander Magary
Name:	Alexander Magary
Title:	Assistant Secretary

[Signature Page to Technology and Services Exchange Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement, effective as of the Effective Time.

LIMINAL SCIENCES, INC.
PARTICIPANT

By:	/s/ Alexander Magary
Name:	Alexander Magary
Title:	Assistant Secretary

[Signature Page to Technology and Services Exchange Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement, effective as of the Effective Time.

DETECT, INC.
PARTICIPANT

By:	/s/ Alexander Magary
Name:	Alexander Magary
Title:	Assistant Secretary

[Signature Page to Technology and Services Exchange Agreement]

Joinder for additional Participants

To Technology and Services Exchange Agreement

The Joining Party below hereby acknowledges, agrees and confirms that, by its execution below, the Joining Party shall, as of the date hereof, be a party to and “Participant” under the Technology and Services Exchange Agreement dated as of [_________], 2021 and effective as of the Effective Time (as defined therein), and agrees to be bound by all of the terms, provisions and conditions contained in such Technology and Services Exchange Agreement.

Date:

JOINING PARTY/ PARTICIPANT

Joining
Party:

By:

Name:

Title:

QUANTUM-SI INCORPORATED

By:
Name:
Title: